UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2009

Headwaters Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-32459	87-0547337
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10653 South River Front Parkway, Suite 300 South Jordan, UT	84095
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 984-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On April 10, 2009, Headwaters Incorporated dismissed Ernst & Young LLP as its independent accountants. The Registrant’s Audit Committee participated in and approved the decision to change independent accountants. The Registrant notified Ernst & Young LLP of this decision on April 10, 2009.

The reports of Ernst & Young LLP on the consolidated financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through April 10, 2009, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference thereto in their reports on the consolidated financial statements for such years.

During the two most recent fiscal years and through April 10, 2009, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Registrant requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter will be filed as Exhibit 16 to this Form 8-K when received from Ernst & Young LLP.

On April 13, 2009, the Audit Committee appointed BDO Seidman, LLP as independent auditors of Headwaters Incorporated. During Headwaters’ two most recent fiscal years and in the subsequent period through April 13, 2009, neither Headwaters, nor anyone acting on its behalf, consulted with BDO regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Headwaters’ financial statements, and no written report nor oral advice was provided by BDO, or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K. Headwaters engaged BDO Seidman, LLP in January 2005 to advise it on the application of FAS 109 and later that year concerning FAS 123R. In December 2005, Headwaters engaged BDO Seidman, LLP to prepare its federal and state income tax returns. Since that time, Headwaters has had normal consultation with BDO inherent with the services they have been engaged to provide. As part of the appointment and selection process, both BDO Seidman, LLP and the Audit Committee of Headwaters considered the timing and nature of these services and have concluded that such services do not impair BDO’s independence with respect to Headwaters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2009

HEADWATERS INCORPORATED (Registrant)

By:	/s/ Kirk A. Benson
Kirk A. Benson Chief Executive Officer (Principal Executive Officer)